Exhibit 10.7
CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED BECAUSE THE REGISTRANT HAS DETERMINED THE INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 1
to
STRATEGIC COLLABORATION AGREEMENT
This Amendment 1 (“Amendment 1”) is effective as of April 4, 2024 (the “Amendment 1 Effective Date”) by and between Foresight Diagnostics, Inc., having a principal place of business at 2865 Wilderness Place, Boulder, CO 80301 (“Foresight”), and Allogene Therapeutics, Inc., having a principal place of business at 210 East Grand Avenue, South San Francisco, CA 94080 (“Company”) and amends the Strategic Collaboration Agreement the Parties entered into as of January 3, 2024. Foresight and Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS:
WHEREAS Foresight seeks to access certain Company Confidential Information and additional Materials for [***] and Company agrees to provide such Confidential Information and additional Materials;
WHEREAS, Company has ongoing Clinical Studies in large B-cell lymphoma using its Company Products, [***]; and
WHEREAS, [***].
NOW THEREFORE, for good and valuable consideration, the Parties agree as follows:
1)    Exhibit A of the Strategic Collaboration Agreement is hereby amended to add the following Section II.C to the end of Section II.
[***].

2)    Exhibit A of the Strategic Collaboration Agreement is hereby amended to add the following Section III.C to the end of Section III:

[***].

3)    Exhibit A of the Strategic Collaboration Agreement is hereby amended to add the following Section IV.
    [***].

4)    Exhibit A of the Strategic Collaboration Agreement is hereby amended to add the following Section V.

[***].

5)    Any capitalized terms not otherwise defined herein shall have the meaning set forth in the Strategic Collaboration Agreement [***].

6)    The Strategic Collaboration Agreement, including as amended by this Amendment 1, forms the entire understanding between the Parties. Except as expressly amended by this Amendment 1, all other terms and conditions of the Strategic Collaboration Agreement shall remain in full force and effect as entered into.

The Parties have caused this Amendment 1 to be executed by their duly authorized representatives.

FORESIGHT DIAGNOSTICS, INC.	ALLOGENE THERAPEUTICS, INC.
BY: /s/ Jacob Chabon	BY: /s/ Zachary Roberts
NAME: Jacob Chabon	NAME: Zachary Roberts
TITLE: CEO	TITLE: Head of R&D and CMO
DATE: 07 April 2024	DATE: 04/05/24

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